CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 60 to the registration statement of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) on Form N-1A ("Registration Statement") of our report dated December 23, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Emerging Market Debt Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 60 to the registration statement on Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) on Form N-1A ("Registration Statement") of our report dated December 30, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder European Equity Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 60 to the registration statement of Scudder MG Investment Trust (formerly Morgan Grenfell Investment Trust) on Form N-1A ("Registration Statement") of our report dated December 30, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder International Select Equity Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants", "Financial Statements" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 60 to the registration statement of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) on Form N-1A ("Registration Statement") of our report dated December 24, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Municipal Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 60 to the registration statement of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) on Form N-1A ("Registration Statement") of our report dated December 24, 2003 to the financial statements and financial highlights which appear in the October 31, 2003 Annual Report to Shareholders of Scudder Short-Term Municipal Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Accountants" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 27, 2004